Rent-A- Center: First Quarter 2022 Earnings Review

Disclosures 2 Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the impact on our business of the COVID-19 pandemic and related federal, state, and local government restrictions, including adverse changes in such restrictions or the potential re-imposition of such restrictions limiting our ability to operate or that of our retail partners or franchisees, and the continuing economic uncertainty and volatility that has resulted from such matters, and (2) the other risks detailed from time to time in the reports filed by us with the SEC, including our most recently filed Annual Report on Form 10-K, as may be updated by reports on Form 10-Q or Form 8-K filed thereafter. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Use of Non-GAAP Financial Measures This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net loss before interest, taxes, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis and (3) Free Cash Flow (net cash provided by operating activities less capital expenditures). “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature and which we believe do not reflect our core business activities. For the periods presented herein, these special items are described in the quantitative reconciliation tables included in the appendix of this communication. Because of the inherent uncertainty related to the special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision- making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for or superior to, and they should be read together with, our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted.

Q1’22 Key Themes 3 ➢ On track to achieve full year 2022 financial targets with first quarter results above the mid-point of quarterly guidance ranges ➢ Encouraging early signs that plans to address the recent underperformance of Acima are having the desired effect ➢ Rent-A-Center Business segment continues to outperform expectations ➢ The effects of government stimulus programs winding down in 2021 negatively impacted year- over-year performance in the current year ➢ Increasing macro headwinds: decelerating economic growth, rising inflation, supply chain disruptions, and geopolitical risks

2022 Q1 Highlights 4 Q1’22 Highlights ◼ First quarter 2022 consolidated revenues of $1.2 billion, +11.9% vs. last year; -5.8% on a pro forma basis ◼ First quarter 2022 Adjusted EBITDA1 of $99.5 million, -28.3% vs. last year, -42.9% on a pro forma basis ◼ Non-GAAP Diluted EPS1 of $0.74, compared to $1.32 in Q1’21 ◼ First quarter 2022 Free Cash Flow1 of $188.9 million, +51.8% vs. last year ◼ Returned $21.1 million to shareholders through a $0.34 per share quarterly dividend $1,037 $1,160 $0 $300 $600 $900 $1,200 $1,500 Q1'21 Q1'22 Revenue ($M) $139 $99 $0 $20 $40 $60 $80 $100 $120 $140 $160 Q1'21 Q1'22 Adj. EBITDA1 ($M) $1.32 $0.74 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Q1'21 Q1'22 Non-GAAP Diluted EPS1 $124 $189 $0 $30 $60 $90 $120 $150 $180 $210 Q1'21 Q1'22 Free Cash Flow1 ($M) Note: Pro forma results and metrics represent estimated financial results and metrics as if the acquisition of Acima had been completed on January 1, 2020. The pro forma results and metrics may not necessarily reflect the actual results of operations or metrics that would have been achieved had the acquisition been completed on January 1, 2020, nor are they necessarily indicative of future results of operations or metrics. Note: Adj. EBITDA now excludes stock-based compensation 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation.

Q1 2022 Acima Highlights 5 Business Highlights ◼ Pro forma GMV decreased 21.2% (+10% on a 2-year basis), primarily due to the effects of the timing and discontinuation of government stimulus programs in 2021 ◼ Q1 revenues of $599.4 million, -8.1% on a pro forma basis, led by lower merchandise sales revenue ◼ Recent changes in underwriting are delivering intended results of more profitable GMV, evident by lower first payment miss rates and higher projected yields ◼ Adjusted EBITDA1 margin 4.8%, down 690 bps year over year on a pro forma basis due to a 400 bps increase in loss rates and higher delinquency rates ◼ Transition to new leadership with significant experience in the virtual lease-to-own market Jan. Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. 2021 2022 Acima First Payment Missed Trend Note: Pro forma results and metrics represent estimated financial results and metrics as if the acquisition of Acima had been completed on January 1, 2020. The pro forma results and metrics may not necessarily reflect the actual results of operations or metrics that would have been achieved had the acquisition been completed on January 1, 2020, nor are they necessarily indicative of future results of operations or metrics. 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation. Does not include Preferred Lease Locations

Q1 2022 Rent-A-Center Highlights 6 Rent-A-Center Business Same Store SalesBusiness Highlights 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation. 22.3% 0% 5% 10% 15% 20% 25% 30% Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Rent-A-Center Business 2-Year Same Store Sales ◼ Q1 Ending Lease Portfolio: +5.6% year over year ◼ Same Store Sales: -1.1% year over year (+22.3% on a 2-year basis) ◼ Skip / Stolen Losses: 3.9% of revenue, 120 bps higher year-over-year ◼ Adjusted EBITDA1 margin 20.7%, down 330 bps year over year due to higher labor and other costs, as well as normalized loss rates ◼ E-Commerce Revenue accounted for over 23% of revenue in Q1, up 44% from pre pandemic levels ◼ Improved the customer experience with enhancements to our digital checkout process and adding a feature to allow customers to make payments via text messages or SMS Note: Same store sale methodology - Same store sales generally represents revenue earned in stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. Due to the COVID-19 pandemic and related temporary store closures, all 32 stores in Puerto Rico were excluded starting in March 2020 and will remain excluded for 18 months.

2022 Segment Objectives 7 Acima Objectives ◼ Implement plans to address issues that contributed to underperformance in late 2021, notably adjustments in the underwriting function ◼New leadership will continue to assess the business to identify opportunities to enhance current performance and long-term position ◼Advance development and testing of strategic initiatives: Digital Ecosystem & other initiatives Rent-A-Center Objectives ◼Execute on the commercial plan to grow the portfolio beyond 2021 levels ◼Develop new services to enhance our ability to effectively manage accounts in an increasingly challenging environment ◼Drive better customer experience through our digital platform with enhanced services and product offerings

Q1 2022 Financial Highlights 8 Consolidated ▪ Revenue growth +11.9% vs. last year; pro forma basis -5.8% ▪ Adjusted EBITDA1: $99.5M, -28.3% year-over-year; -42.9% on a pro forma basis due to an increase in delinquency and loss rates caused by customers’ discretionary income pressures and higher operating expenses ▪ Adjusted EBITDA margin: 8.6% vs. 14.2% in the prior year pro forma ▪ Non-GAAP Diluted EPS1: $0.74 vs. $1.32 in the prior year period ▪ Free cash flow1: $188.9M ▪ Cash dividend of $0.34 per share for Q1 of 2022 Balance Sheet2 ▪ Cash: Ended Q1 2022 with $95.7M cash balance ▪ Debt: Ended Q1 2022 with $1.4B ▪ Credit Facility: Repaid $170 million on the revolver ▪ Liquidity: Ended Q1 2022 with approximately $439M in available liquidity ▪ Leverage Ratio: Ended Q1 2022 at 2.3x Note: Pro forma results and metrics represent estimated financial results and metrics as if the acquisition of Acima had been completed on January 1, 2020. The pro forma results and metrics may not necessarily reflect the actual results of operations or metrics that would have been achieved had the acquisition been completed on January 1, 2020, nor are they necessarily indicative of future results of operations or metrics. 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation. 2 In connection with the acquisition of Acima in February 2021, the Company refinanced its prior indebtedness and incurred substantial new indebtedness, as discussed in the Company’s Current Report on Form 8-K filed with the SEC on February 17, 2021.

2022 Guidance 9 1 Includes Rent-A-Center Business, Acima, Mexico, Franchise and Corporate segments. 2 Free Cash Flow defined as net cash provided by operating activities less capital expenditures. 3 Adjusted EBITDA, non-GAAP diluted earnings per share and free cash flow are non-GAAP measures. Because of the inherent uncertainty related to items excluded from these non-GAAP financial measures, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measure or reconciliation to any forecasted GAAP measure without unreasonable effort. Annual Guidance Q2 2022 Guidance Consolidated 1 Low High Low High Revenues ($bn) $4.450 $4.600 $1.045 $1.075 Adjusted EBITDA ($mm) 3 $515 $565 $114 $127 Diluted Non-GAAP EPS 3 $4.50 $5.00 $0.95 $1.10 Free Cash Flow ($mm) 2,3 $390 $440 N/A N/A Note: Adjusted EBITDA guidance excludes stock-based compensation of approximately $25M for full year 2022, and approximately $5M for Q2 2022

Capital Allocation Priorities 10 2022 Capital Allocation ConsiderationsLong-Term Capital Allocation Priorities ◼Quarterly dividend of $0.34 per share per quarter or $1.36 per year ◼Prioritize debt reduction towards target leverage ratio of 1.5x vs. current level of 2.3x ◼Evaluate share repurchases on an opportunistic basis with guidance from the board of directorsReturn capital to shareholders through a combination of dividends and share repurchases Funding current business and investing in organic growth opportunities I Opportunistic value enhancing M&AII III

Question and Answer

Appendix

Q1 2022 Financial Highlights 13 Note: Pro forma results and metrics represent estimated financial results and metrics as if the acquisition of Acima had been completed on January 1, 2020. The pro forma results and metrics may not necessarily reflect the actual results of operations or metrics that would have been achieved had the acquisition been completed on January 1, 2020, nor are they necessarily indicative of future results of operations or metrics. 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation. 2 In connection with the acquisition of Acima in February 2021, the Company refinanced its prior indebtedness and incurred substantial new indebtedness, as discussed in the Company’s Current Report on Form 8-K filed with the SEC on February 17, 2021. Q1 2022 In millions, except percentages and EPS Actual % of Total Revenue Rent-A-Center Business $519 44.7% Acima $599 51.6% Franchising $26 2.3% Mexico $16 1.4% Total Revenue $1,160 100.0% % of Segment Revenue Rent-A-Center Business $107 20.7% Acima $29 4.8% Franchising $5 18.4% Mexico $2 14.1% Corporate ($51) (4.4%) Addback: Stock Based Compensation $7 Adjusted EBITDA1 $99 8.6% Non-GAAP Diluted EPS1 $0.74 Selected Metrics Q1 2022 Cash $95.7 Debt (excluding financing fees) $1.4B Pro forma Net Debt to Adjusted EBITDA 2.3x

Reconciliation of Net Loss Per Share to Non- GAAP Diluted Earnings Per Share 14 Three Months Ended March 31, 2022 (in thousands) Gross Profit Operating Profit (Loss) Earnings Before Income Taxes Tax (Benefit) Expense Net (Loss) Earnings Diluted (Loss) Earnings per Share GAAP Results $546,095 $11,043 $(7,882) $(3,645) $(4,237) $(0.08) Plus: Special Items (Extraordinary, Unusual or Non- Recurring Gains or Charges) Acima equity consideration vesting - 36,559 36,559 10,099 26,460 0.44 Acima acquired assets depreciation and amortization(1) (2,853) 23,238 23,238 6,420 16,818 0.28 Asset disposals - 4,238 4,238 1,171 3,067 0.05 Cost savings initiatives - 2,197 2,197 607 1,590 0.03 Store closure costs - 715 715 198 517 0.01 Legal settlement reserves - 500 500 138 362 0.01 Acima transaction costs - 187 187 52 135 - Other - (339) (339) (94) (245) - Non-GAAP Adjusted Results $543,242 $78,338 $59,413 $14,946 $44,467 $0.74 1 Includes amortization of approximately $22.1 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $4.0 million.

Reconciliation of Net Earnings Per Share to Non-GAAP Diluted Earnings Per Share 15 Three Months Ended March 31, 2021 (in thousands) Gross Profit Operating Profit Earnings Before Income Taxes Tax Expense Net (Loss) Earnings Diluted (Loss) Earnings per Share GAAP Results $510,523 $70,046 $49,387 $6,835 $42,552 $0.64 Plus: Special Items (Extraordinary, Unusual or Non- Recurring Gains or Charges) Acima transaction costs - 16,406 16,406 2,738 13,668 0.21 Acima equity consideration vesting - 15,882 15,882 2,650 13,232 0.20 Acima acquired intangibles amortization - 13,934 13,934 2,325 11,609 0.18 Acima integration costs - 3,244 3,244 541 2,703 0.04 Acima acquired software depreciation - 1,324 1,324 221 1,103 0.02 Store closure costs - 329 329 55 274 - Debt refinancing - - 8,743 1,459 7,284 0.10 Discrete income tax items - - - 4,710 (4,710) (0.07) Non-GAAP Adjusted Results $510,523 $121,165 $109,249 $21,534 $87,715 $1.32

Reconciliation of Operating Profit to Adjusted EBITDA (Consolidated and by Segment) 16 Three Months Ended March 31, 2022 (in thousands) Rent-A-Center Business Acima Mexico Franchising Corporate Consolidated GAAP Operating Profit (Loss) $100,176 $9,600 $2,066 $4,790 $(105,589) $11,043 Plus: Amortization, Depreciation 6,413 582 149 37 7,348 14,529 Plus: Stock-based compensation - - - - 6,630 6,630 Plus: Special Items (Extraordinary, Unusual or Non- Recurring Gains or Charges) Acima equity consideration vesting - - - - 36,559 36,559 Acima acquired assets depreciation and amortization(1) - 19,266 - - 3,972 23,238 Asset disposals - - - - 4,283 4,283 Cost savings initiatives 116 (404) - - 2,485 2,197 Store closure costs 715 - - - - 715 Legal settlement reserves - - - - 500 500 Acima transaction costs - - - - 187 187 Other - - - - (339) (339) Adjusted EBITDA $107,420 $29,044 $2,215 $4,827 $(44,009) $99,497 1 Includes amortization of approximately $22.1 million related to the total fair value of acquired intangible assets, incremental depreciation of approximately $4.0 million.

Reconciliation of Operating Profit to Adjusted EBITDA (Consolidated and by Segment) 17 Three Months Ended March 31, 2021 (in thousands) Rent-A-Center Business Acima Mexico Franchising Corporate Consolidated GAAP Operating Profit (Loss) $121,277 $24,814 $1,954 $4,985 $(82,984) $70,046 Plus: Amortization, Depreciation 4,577 474 120 16 8,206 13,393 Plus: Stock-based compensation 4,266 4,266 Plus: Special Items (Extraordinary, Unusual or Non- Recurring Gains or Charges) Acima transaction costs - - - - 16,406 16,406 Acima equity consideration vesting - - - - 15,882 15,882 Acima acquired intangibles amortization - 13,934 - - - 13,934 Acima integration costs 18 1,519 - - 1,707 3,244 Acima acquired software depreciation - - - - 1,324 1,324 Store closure costs 327 - 2 - - 329 Adjusted EBITDA $126,199 $40,741 $2,076 $5,001 $(35,193) $138,824

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow 18 Three Months Ended March 31, 2022 2021 (in thousands) Amount Amount Net cash provided by operating activities $205,291 $135,793 Purchase of property assets (16,403) (11,388) Free cash flow $188,888 $124,405 Proceeds from sale of stores $6 $ - Acquisitions of businesses (324) (1,267,903) Free cash flow including acquisitions and divestitures $188,570 $(1,143,498)